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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of earliest event reported: May 14, 2002


                                   HYSEQ, INC.
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               (Exact Name of Registrant as Specified in Charter)


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
                  Nevada                                           000-22873                                36-3855489
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
(State or Other Jurisdiction of Incorporation)             (Commission File Number)           (I.R.S. Employer Identification No.)
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                 670 Almanor Avenue, Sunnyvale, California 94085
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               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 524-8100
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

                On May 14, 2002, Hyseq, Inc., d/b/a/ Hyseq Pharmaceuticals, Inc., issued a press release that announced two developments. First, Hyseq and BASF Plant Science have agreed to accelerate the completion of their collaboration to discover and develop agriculturally based genes. Second, Hyseq has completed an internal restructuring in order to align its workforce with the company's focus on developing biopharmaceuticals.

                On May 14, 2002, the Company and BASF agreed to amend the collaboration agreement between the two parties. Under this amendment, both Hyseq's agricultural gene discovery activities and BASF Plant Science's payment schedule will accelerate with early completion scheduled for January 2003, resulting in a cost savings to both parties. The royalties due to the Company from BASF will also be reduced. The collaboration retains its original termination date of June 2003 but will not be renewable for any additional terms.

                In May 2002, the Company also began an internal restructuring that includes a realignment of research groups and a reduction of 79 employees, primarily in the area of agricultural gene discovery. The reduction is being implemented over the next eight months, and the Company expects to have reduced the Company's workforce to approximately 125 employees by the end of 2002.

                A copy of the press release is attached as an exhibit to this Form 8-K and is incorporated by reference herein in its entirety

                This document contains forward-looking statements concerning Hyseq Pharmaceuticals. Statements included herein which are not historical in nature, are intended to be, and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by words such as "believe," "expect," "anticipate," "should," "may," "estimated" and "potential," among others. Hyseq cautions readers that forward-looking statements, including without limitation, those relating to Hyseq's future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. For a discussion of factors that may cause results to differ, see Hyseq's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2001. Hyseq disclaims any intent or obligation to update these forward-looking statements.

ITEM 7. EXHIBITS.


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Exhibit Number     Description of Document
--------------     -----------------------
99.1               Press Release, dated May 14, 2002, entitled "Hyseq
                   Pharmaceuticals Takes Steps to Further Strengthen its
                   Biopharmaceutical Focus and Financial Position"


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HYSEQ, INC.
                                          (Registrant)


                                          By: /s/ Peter S. Garcia
                                              ---------------------------------
                                              Peter S. Garcia
                                              Senior Vice President and
                                              Chief Financial Officer


Dated: May 16, 2002


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                                  EXHIBIT INDEX


Exhibit Number     Description of Document
--------------     -----------------------
99.1               Press Release, dated May 14, 2002, entitled "Hyseq
                   Pharmaceuticals Takes Steps to Further Strengthen its
                   Biopharmaceutical Focus and Financial Position"